LONG-TERM DEBT - Aggregate Contractual Maturities of Long-Term Debt (Details) - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Debt Disclosure [Abstract]
2026	$ 24,500
2027	24,500
2028	42,000
2029	59,500
2030	225,750
Thereafter	1,065,000
Total	1,441,250
Less: current portion of long-term debt	24,500	$ 35,000
Less: original issue discount	3,397	3,512
Less: unamortized debt issuance costs	12,029	6,481
Long-term debt, net	$ 1,401,324	$ 1,435,007